Exhibit 21.1

List of RGHL Subsidiaries

Country of
Incorporation

Alusud Argentina S.R.L.	Argentina
Graham Packaging Argentina S.A.	Argentina
Graham Packaging San Martin S.A.	Argentina
Lido Plast San Luis S.A.	Argentina
SIG Combibloc Argentina S.R.L.	Argentina
Whakatane Mill Australia Pty Limited	Australia
SIG Austria Holding GmbH	Austria
SIG Combibloc GmbH	Austria
SIG Combibloc GmbH & Co. KG	Austria
Gulf Closures W.L.L.	Bahrain
Graham Packaging Belgium BVBA	Belgium
Graham Packaging Lummen BVBA	Belgium
Closure Systems International (Brazil) Sistemas de Vedacao Ltda.	Brazil
Graham Packaging do Brasil Industria e Comercio S.A.	Brazil
Graham Packaging Parana, Ltda.	Brazil
Resin Rio Comercio Ltda.	Brazil
SIG Beverages Brasil Ltda.	Brazil
SIG Combibloc Do Brasil Ltda.	Brazil
CSI Latin American Holdings Corporation	British Virgin Islands
Reynolds Consumer Products Bulgaria EOOD	Bulgaria
Evergreen Packaging Canada Company	Canada
Graham Packaging Canada Limited	Canada
Pactiv Canada, Inc.	Canada
Alusud Embalajes Chile Ltda.	Chile
SIG Combibloc Chile Limitada	Chile
Closure Systems International (Guangzhou) Limited	China
Closure Systems International (Wuhan) Limited	China
CSI Closure Systems (Hangzhou) Co., Ltd.	China
CSI Closure Systems (Tianjin) Co., Ltd.	China
Dongguan Pactiv Packaging Co., Ltd.	China
Evergreen Packaging (Shanghai) Co., Limited	China
Graham Packaging Trading (Shanghai) Co., Ltd.	China
Graham Packaging (Guangzhou) Co., Ltd.	China
Reynolds Metals (Shanghai) Ltd.	China
SIG Combibloc (Suzhou) Co. Ltd.	China

Country of
Incorporation

Zhejiang Zhongbao Pactiv Packaging Co., Ltd.	China
Alusud Embalajes Colombia Ltda.	Colombia
CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada	Costa Rica
SIG Combibloc s.r.o.	Czech Republic
Closure Systems International (Egypt) LLC	Egypt
Evergreen Packaging de El Salvador S.A. de C.V.	El Salvador
Graham Packaging Company OY	Finland
Graham Packaging Europe SNC	France
Graham Packaging France, S.A.S.	France
Graham Packaging Normandy S.A.R.L.	France
Graham Packaging Villecomtal S.A.R.L.	France
SIG Combibloc S.A.R.L.	France
Closure Systems International Deutschland GmbH	Germany
Closure Systems International Holdings (Germany) GmbH	Germany
Omni-Pac Ekco GmbH Verpackungsmittel	Germany
Omni-Pac GmbH Verpackungsmittel	Germany
Pactiv Deutschland Holdinggesellschaft mbH	Germany
Pactiv Forest Products GmbH	Germany
SIG Beteiligungs GmbH	Germany
SIG Beverages Germany GmbH	Germany
SIG Combibloc GmbH	Germany
SIG Combibloc Holding GmbH	Germany
SIG Combibloc Systems GmbH	Germany
SIG Combibloc Zerspanungstechnik GmbH	Germany
SIG Euro Holding AG & Co. KGaA	Germany
SIG Information Technology GmbH	Germany
SIG International Services GmbH	Germany
Crystal Insurance Comp. Ltd.	Guernsey
SIG Asset Holdings Limited	Guernsey
Closure Systems International (Hong Kong) Limited	Hong Kong
Evergreen Packaging (Hong Kong) Limited	Hong Kong
Graham Packaging Asia Limited	Hong Kong
Roots Investment Holding Private Limited	Hong Kong
SIG Combibloc Limited	Hong Kong
CSI Hungary Manufacturing and Trading Limited Liability Company	Hungary
SIG Combibloc Kft.	Hungary

Country of
Incorporation

Closure Systems International(I) Private Limited	India
SIG Beverage Machinery and Systems (India) Pvt. Ltd. (In liquidation)	India
PT Graham Packaging Indonesia	Indonesia
Ha’Lakoach He’Neeman H’Sheeshim Ou’Shenayim Ltd.	Israel
Graham Packaging Company Italia S.r.l.	Italy
SIG Combibloc S.r.l	Italy
S.I.P. S.r.l. Societa Imballaggi Plastici S.r.l. (In liquidation)	Italy
Closure Systems International Holdings (Japan) KK	Japan
Closure Systems International Japan, Limited	Japan
Graham Packaging Japan Godo Kaisha	Japan
Closure Systems International (Korea), Ltd.	Korea
Evergreen Packaging Korea Limited	Korea
SIG Combibloc Korea Ltd.	Korea
Beverage Packaging Factoring (Luxembourg) S.à r.l	Luxembourg
Beverage Packaging Holdings (Luxembourg) I S.A.	Luxembourg
Beverage Packaging Holdings (Luxembourg) II S.A.	Luxembourg
Beverage Packaging Holdings (Luxembourg) III S.à r.l.	Luxembourg
Beverage Packaging Holdings (Luxembourg) IV S.à r.l	Luxembourg
Evergreen Packaging (Luxembourg) S.à r.l	Luxembourg
Graham Packaging European Holdings (Luxembourg) S.à r.l	Luxembourg
Graham Packaging European Holdings (Luxembourg) I S.à r.l	Luxembourg
Graham Packaging European Holdings (Luxembourg) II S.à r.l.	Luxembourg
Reynolds Group Issuer (Luxembourg) S.A.	Luxembourg
Asesores y Consultores Graham, S. de R.L. de C.V.	Mexico
Bienes Industriales del Norte, S.A. de C.V.	Mexico
CSI En Ensenada, S. de R.L. de C.V.	Mexico
CSI En Saltillo, S. de R.L. de C.V.	Mexico
CSI Tecniservicio, S. de R.L. de C.V.	Mexico
Evergreen Packaging Mexico, S. de R.L. de C.V.	Mexico
Graham Packaging Plastic Products de Mexico S. de R.L. de C.V.	Mexico

Country of
Incorporation

Grupo Corporativo Jaguar, S.A. de C.V.	Mexico
Grupo CSI de México, S. de R.L. de C.V.	Mexico
Middle America M.A., S.A. de C.V. (In liquidation)	Mexico
Pactiv Foodservice Mexico, S. de R.L. de C.V.	Mexico
Pactiv Mexico, S. de R.L. de C.V.	Mexico
Reynolds Metals Company de Mexico, S. de R.L.. de C.V.	Mexico
Servicio Terrestre Jaguar, S.A. de C.V.	Mexico
Servicios Industriales Jaguar, S.A. de C.V.	Mexico
Servicios Integrales de Operacion S.A. de C.V.	Mexico
Servicios Graham Packaging S. de R.L. de C.V.	Mexico
SIG Combibloc México S.A. de C.V.	Mexico
SIG Simonazzi México S.A. de C.V. (In liquidation)	Mexico
Tecnicos de Tapas Innovativas, S.A. de C.V.	Mexico
Closure Systems International Nepal Private Limited	Nepal
Beverage Packaging Holdings (Netherlands) B.V.	Netherlands
Closure Systems International B.V.	Netherlands
Evergreen Packaging International B.V.	Netherlands
Graham Packaging Company B.V.	Netherlands
Graham Packaging Holdings B.V.	Netherlands
Graham Packaging Zoetermeer B.V.	Netherlands
Pactiv Europe B.V.	Netherlands
Reynolds Consumer Products International B.V.	Netherlands
Reynolds Packaging International B.V.	Netherlands
SIG Combibloc B.V.	Netherlands
Whakatane Mill Limited	New Zealand
Alusud Peru S.A.	Peru
Closure Systems International (Philippines), Inc.	Philippines
Graham Packaging Poland Sp. z.o.o.	Poland
Omni Pac Poland Sp. z.o.o.	Poland
SIG Combibloc Sp. z.o.o.	Poland
CSI Vostok Limited Liability Company	Russia
OOO SIG Combibloc	Russia
Pactiv Asia Pte Ltd.	Singapore
Closure Systems International España, S.L.U	Spain
Closure Systems International Holdings (Spain), S.A.	Spain

Country of
Incorporation

Graham Packaging Iberica S.L.	Spain
Reynolds Food Packaging Spain, S.L.U.	Spain
SIG Combibloc S.A.	Spain
SIG Combibloc AB	Sweden
SIG allCap AG	Switzerland
SIG Combibloc Procurement AG	Switzerland
SIG Combibloc (Schweiz) AG	Switzerland
SIG Combibloc Group AG	Switzerland
SIG Schweizerische Industrie-Gesellschaft AG	Switzerland
SIG Technology AG	Switzerland
Evergreen Packaging (Taiwan) Co. Limited	Taiwan
SIG Combibloc Taiwan Ltd.	Taiwan
SIG Combibloc Ltd.	Thailand
Closure Systems International Plastik Ithalat Ihracat Sanayi Ve Ticaret Limited Sirketi	Turkey
Graham Plastpak Plastik Ambalaj Sanayi A.S.	Turkey
SIG Combibloc Paketleme Ve Ticaret Limited Sirketi	Turkey
Baker’s Choice Products, Inc.	U.S.A.
BCP/Graham Holdings L.L.C.	U.S.A.
Blue Ridge Holding Corp.	U.S.A.
Blue Ridge Paper Products Inc.	U.S.A.
BRPP, LLC	U.S.A.
Closure Systems International Americas, Inc.	U.S.A.
Closure Systems International Holdings Inc.	U.S.A.
Closure Systems International Inc.	U.S.A.
Closure Systems International Packaging Machinery, Inc.	U.S.A.
Closure Systems Mexico Holdings LLC	U.S.A.
Coast-Packaging Company (California General Partnership)	U.S.A.
CSI Mexico LLC	U.S.A.
CSI Sales & Technical Services Inc.	U.S.A.
Dopaco, Inc.	U.S.A.
Evergreen Packaging Inc.	U.S.A.
Evergreen Packaging International (US) Inc.	U.S.A.
Evergreen Packaging USA Inc.	U.S.A.
Graham Packaging Acquisition Corp.	U.S.A.
Graham Packaging GP Acquisition LLC	U.S.A.
Graham Packaging Comerc USA LLC	U.S.A.
Graham Packaging Company Europe LLC	U.S.A.
Graham Packaging Company Inc.	U.S.A.

Country of
Incorporation

Graham Packaging Company, L.P.	U.S.A.
Graham Packaging Controllers USA LLC	U.S.A.
Graham Packaging France Partners	U.S.A.
Graham Packaging Holdings Company	U.S.A.
Graham Packaging International Plastic Products Inc.	U.S.A.
Graham Packaging Latin America, LLC	U.S.A.
Graham Packaging LC, L.P.	U.S.A.
Graham Packaging Leasing USA LLC	U.S.A.
Graham Packaging LP Acquisition LLC	U.S.A.
Graham Packaging Minster LLC	U.S.A.
Graham Packaging PET Technologies Inc.	U.S.A.
Graham Packaging Plastic Products Inc.	U.S.A.
Graham Packaging Poland, L.P.	U.S.A.
Graham Packaging PX Company	U.S.A.
Graham Packaging PX Holding Corporation	U.S.A.
Graham Packaging PX, LLC	U.S.A.
Graham Packaging Regioplast STS Inc.	U.S.A.
Graham Packaging Technological Specialties LLC	U.S.A.
Graham Packaging West Jordan, LLC	U.S.A.
Graham Recycling Company L.P.	U.S.A.
GPACSUB LLC	U.S.A.
GPC Capital Corp. I	U.S.A.
GPC Capital Corp. II	U.S.A.
GPC Holdings LLC	U.S.A.
GPC Opco GP LLC	U.S.A.
GPC Sub GP LLC	U.S.A.
Newspring Industrial Corp.	U.S.A.
Pactiv Factoring LLC	U.S.A.
Pactiv Germany Holdings, Inc.	U.S.A.
Pactiv International Holdings Inc.	U.S.A.
Pactiv LLC	U.S.A.
Pactiv Management Company LLC	U.S.A.
Pactiv NA II LLC	U.S.A.
Pactiv Retirement Administration LLC	U.S.A.
Pactiv RSA LLC	U.S.A.
PCA West Inc.	U.S.A.
Prairie Packaging, Inc.	U.S.A.
PWP Industries, Inc.	U.S.A.
RenPac Holdings Inc.	U.S.A.
Reynolds Consumer Products Holdings LLC	U.S.A.

Country of
Incorporation

Reynolds Consumer Products Inc.	U.S.A.
Reynolds Flexible Packaging Inc.	U.S.A.
Reynolds Food Packaging LLC	U.S.A.
Reynolds Group Holdings Inc.	U.S.A.
Reynolds Group Issuer Inc.	U.S.A.
Reynolds Group Issuer LLC	U.S.A.
Reynolds Manufacturing, Inc.	U.S.A.
Reynolds Packaging Holdings LLC	U.S.A.
Reynolds Packaging Kama Inc.	U.S.A.
Reynolds Packaging LLC	U.S.A.
Reynolds Presto Products Inc.	U.S.A.
Reynolds Services Inc.	U.S.A.
SIG Combibloc Inc.	U.S.A.
SIG Holding USA, LLC	U.S.A.
Southern Plastics, Inc.	U.S.A.
Ultra Pac, Inc.	U.S.A.
Alpha Products (Bristol) Limited	United Kingdom
Closure Systems International (UK) Limited	United Kingdom
Graham Packaging European Services, Ltd.	United Kingdom
Graham Packaging Plastics Limited	United Kingdom
Graham Packaging U.K. Limited	United Kingdom
IVEX Holdings, Ltd.	United Kingdom
J. & W. Baldwin (Holdings) Limited	United Kingdom
Kama Europe Limited	United Kingdom
Omni-Pac UK Limited	United Kingdom
Pactiv (Caerphilly) Limited	United Kingdom
Pactiv (Films) Limited	United Kingdom
Pactiv (Stanley) Limited (In liquidation)	United Kingdom
Pactiv Limited (In liquidation)	United Kingdom
Reynolds Consumer Products (UK) Limited	United Kingdom
Reynolds Subco (UK) Limited	United Kingdom
SIG Combibloc Limited	United Kingdom
SIG Holdings (UK) Ltd.	United Kingdom
The Baldwin Group Ltd.	United Kingdom
Alusud Venezuela S.A.	Venezuela
Graham Packaging Plasticos de Venezuela C.A	Venezuela
SIG Vietnam Ltd.	Vietnam